Income Taxes (Details) - Schedule of Components of Deferred Liabilities ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Deferred tax liabilities
Intangible assets acquired through acquisition	¥ 60,527	$ 8,347	¥ 61,236	$ 8,878	¥ 58,746
Total	¥ 60,527	$ 8,347	¥ 61,236	$ 8,878	¥ 58,746